ANNUAL REPORT

November 30, 1997

Key Stock
Index Fund

LOGO(R)
KeyFunds

Key Asset Management Inc.(KAM), a subsidiary of KeyCorp, is the investment adviser to Key Mutual Funds, which consists of several different portfolios, one of which, the Key Stock Index Fund (the"Fund"), is included in this annual report. Key Mutual Funds are sponsored and distributed by BISYS Fund Services, which is not affiliated with KeyCorp or its subsidiaries. KAM receives a fee for its services from Key Mutual Funds.

Shares of the Fund are not deposits or other obligations of, or guaranteed or endorsed by Key Asset Management Inc., any KeyCorp bank, or their affiliates. Shares of the Fund are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. An investment in mutual fund shares is subject to investment risks, including the possible loss of the principal amount invested.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information.

LOGO(R)
KeyFunds

KEY STOCK INDEX FUND

Letter to Our Shareholders

Dear Shareholders:

We are happy to present this Annual Report for the fiscal year ended November 30, 1997. This fiscal year the assets of the Key Funds complex increased by nearly 85%, a testimony not only to the stellar performance of the US financial markets but also to your confidence in our investment style and management.

Towards the end of the fiscal year ended November 1997, US financial markets experienced turbulence stemming from the Asian currency crisis. However, despite the temporary setbacks to stock market returns as a result of this event, the Standard & Poor's Composite of 500 stocks posted a total return for the fiscal year of 28.52%. Although past performance is no guarantee of future results, such returns of the S&P 500 do endorse the benefits of an Index Fund as a vehicle for long term investing.

In the following pages, your Fund manager discusses the Fund's performance and the strategies employed during the fiscal year 1997. This commentary, along with the related financial data, provides comprehensive information about your investment in the Key Fund. As always, we welcome your comments on this Annual Report.

/s/ Leigh A. Wilson

Leigh A. Wilson
President, The Key Funds

January 15, 1998

KEY STOCK INDEX FUND

Investment
Review and
Outlook

Dances with Bears

At a time of the year when the air usually gets cool and bears prepare to hibernate, temperatures have instead been rising from the heat of furious trading on capital markets around the world. Rather than trying to find a cozy cave in which to sleep away the winter, bears of the Wall Street variety have been seen lurking around trading desks on six continents, sending analysts and investors scurrying for shelter.

If one is looking retrospectively, there is some latitude in what constitutes a bear market, as compared to a correction in a bull market. Corrections are generally considered to be short-term in nature (lasting only a few months at worst), and are usually contained to less than 20% (the retreat of August-October 1987 stands out as a significant exception). Bear markets, on the other hand, are typically defined as retreats of 20% or more that stretch out for at least a year. In the ever-rosy ways of Wall Street, everything that's neither a bear market nor a correction must therefore be a bull market. But when returns are positive but below average, or negative but not excessively so, they typify markets that are neither bull nor bear, but some sort of investment purgatory.

The primary reason I have been hesitant to proclaim a bear market is the lack of an obvious domestic policy mistake, either fiscal or monetary. Nearly every bear market of the past can be traced to policy blunders of one sort or another, the most famous being the Smoot-Hawley trade restrictions that helped turn the stock market crash of 1929 into the Great Depression of the 1930s. If one looks at this country's policy stance today, there is little to be worried about. Monetary policy under Fed Chairman Alan Greenspan has not been overly restrictive (though the word "easy" does not come to mind, either), and his most recent comments suggest that he is not going to tighten soon. And while the balanced budget amendment could prove to be a modest fiscal drag at times, the recent tax law changes should be somewhat stimulative, and I think the net impact will be positive.

However, we live in a global market, as we have been reminded time and again in recent months. For as clean as the policy slate may be in the U.S., those of many of our nation's most important trading partners are covered with glaring mistakes, and the impact cannot escape the domestic markets. But let's say that our nation's various policy-makers keep steering the boat in the right direction, and make all of the right decisions. Investors may still have to dance with the bears as the perfect balance of low unemployment, good earnings growth and low inflation begins to unravel in 1998. We've already experienced fairly sharp deceleration in trend-line earnings growth, but I think that we're about to down-shift another notch.

We've already heard warnings from great companies like Coca-Cola, Gillette and Procter & Gamble, whose non-U.S. profits have been damaged by the strength of the dollar and the weakness of various local economies overseas. More important, I think that domestic profit margins have peaked, which may reduce bottom line growth to the mid-single digits (roughly equal to top line growth). Operating margins are likely to be squeezed a little by higher labor costs, the product of the nation's lowest rate of unemployment in 24 years.

As evidenced by the latest statistics from the Labor Department, wages are accelerating as employers are having to pay up to attract and to retain qualified help. While productivity gains can be expected to offset some of this wage increase, look for overall unit labor costs to rise at a rate well in excess of inflation next year (don't forget, labor accounts for nearly three-quarters of the cost of producing the nation's goods and services). Speaking of offsets, lower interest rates will likely have a neutralizing effect on the decline in operating margins, bringing 1998 net margins in flat with 1997 levels. The costs associated with retooling (computer hardware and software) for the year 2000 will also be substantial.

Synthesizing these forecasts, it looks to me like the S&P 500 will earn about $48.00 or so from operations in 1998, followed by $50.50-$51.00 in 1999. Short-term interest rates are likely to remain unchanged for the next several months, and perhaps decline a bit by the end of 1998. Long rates are likely to trade between 6.0% and 6.5%, though they could move below 6.0% if it appears that a domestic economic slowdown will unfold sooner rather than later. At 955, the S&P is now trading at a little over 19 times next year's estimated earnings, nearly three times the anticipated three-year earnings growth rate.
Even with interest rates as low as they are, this strikes me as being at least 10% too rich, especially when one can buy the stocks of smaller and mid-sized companies, whose earnings are expected to grow at a substantially faster pace, for roughly the same multiple.

So why am I not 100% sure that we're in a bear market, given the prospects detailed above? For one thing, U.S. investors continue to pour huge sums of new cash into the market, despite the scary headlines of the past few months. Much of this is coming from 401(k) plans, which put money into the markets regardless of the environment. In addition, corporations stand ready to buy their stock on dips, putting some of their cash to work in support of their stock price. I'm not a big fan of supply and demand arguments for stocks (to me, the supply is ultimately infinite, since companies can always issue more shares), but I can't ignore them, either. In addition, I think that the margin pressure described above will catalyze a significant new wave of merger and acquisition activity in a wide variety of industries, as competitors seek ways to increase efficiency.

By itself, such deal-making can't stop a bear market, but it can foster a "Who's next?" mentality among investors, who in turn bid up the shares of the stock they believe to be the next acquisition target.
Third, I've heard from a few bullishly-inclined friends that things can't get much worse overseas. Therefore, whenever one of the afflicted nations in Asia or elsewhere decides to undo some of its policy mistakes, overseas markets have the potential to explode to the upside, and carry the U.S. stock market with them. Finally, I'm keenly aware of the "safe harbor" argument espoused by many market observers. According to this view, the U.S. markets may not be cheap and the economy may not be completely wart-free, but they look a lot better than anything else out there, and will therefore attract the marginal investment dollar.

Frankly, these are all bull market beliefs. One of the qualitative traits of a true bear market is the erosion and eventual absence of such hopeful views. Though there is considerably greater worry on Wall Street today compared to this past summer, the prevailing attitude there and on Main Street is still one of optimism. Should investor confidence deteriorate, I think the market averages will follow suit (or is it the other way around?).

Regardless of which animal is roaming the streets, market volatility promises to remain high. Although a savvy investor who takes advantage of peaks and valleys to sell and buy stocks could benefit from this scenario, fundamental company-specific research is still critical, especially since I think it will be harder to post good performance by merely making sector bets. Above all, be alert. As big as bears are, they're also pretty sneaky, and you can't always count on seeing them before they see you (and your portfolio).

/s/ Charlie Crane

Charlie Crane
Chief Market Strategist, Key Asset Management Inc.

November 30, 1997

KEY STOCK INDEX FUND

Fund Manager's Comments

The objective of the Key Stock Index Fund is to replicate the performance of the S&P 500 Index. The Fund invests in all stocks in the S&P 500 Index, in proportion to their weighting in the Index. This method of management is referred to as passive investing.

Since we strive to replicate the performance of the S&P 500 Index, we invest in every one of the stocks that comprise the Index; our sector weights are also closely aligned to that of the Index. We follow a full-replication strategy, not one of sampling. In addition, we invest in S&P futures contracts to hedge cash flows, provide liquidity and reduce tracking error. We do not use futures for speculative or leveraging purposes.

The S&P 500 Index posted a total return of 28.52% for the twelve months ended November 30, 1997*. The Key Stock Index Fund returned 27.92% for the same period. Year to date, the Fund's performance has been 30.10%, compared to the S&P 500's return of 31.11% for the same period. Consistent with its investment objective, the Fund strives to continue matching the performance of the S&P 500.

* The S&P 500 Composite Index (S&P 500) is an unmanaged, capitalization weighted index of 500 publicly held stocks; its value varies with the aggregate value of the common equity of each of the 500 companies.

KEY STOCK INDEX FUND vs. S&P INDEX
                   Key Index      S&P Index
6/96               10000          10000
8/96                9690           9682
11/96              11229          11303
2/97               11787          11864
5/97               12688          12790
8/97               13514          13618
11/97              14364          14527


AVERAGE ANNUAL RETURN
ONE YEAR                27.92%
SINCE INCEPTION         29.07%
  7/1/96

The performance data quoted represent past performance and are not indicative of future results. Total returns are historical and include the change in share price and reinvestment of dividend distributions and is not annualized. Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figure set forth above reflects the waiver of all fees and reimbursement of expenses since the Fund's inception date. Without such waivers and reimbursements, the total return would have been lower.

The accompanying presentations are hypothetical illustrations of the results of a $10,000 investment on the respective inception date of the Fund and the subsequent reinvestment of all dividends and capital gain distributions through November 30, 1997.

Fee waivers are voluntary and may be modified or terminated at any time.

                                                                      November 30, 1997
KEY STOCK INDEX FUND
Statement of Portfolio Investments
SECURITY                                   SHARES OR
DESCRIPTION                                PRINCIPAL AMOUNT                  VALUE
COMMERCIAL PAPER (22.0%)

Financial Services (22.0%)
  General Electric Capital Corp.,
    5.80%, 12/1/97 <F3>                    $ 8,676,657                       $ 8,676,657

  Total Commercial Paper
    (Cost $8,676,657)                                                          8,676,657

COMMON STOCKS (76.8%)

Advertising (0.1%)
  Interpublic Group of Cos., Inc.                  505                            24,208

Aerospace--Defense (1.4%)
  AlliedSignal, Inc.                             2,317                            86,019
  B.F. Goodrich Co.                                220                             9,790
  Boeing Co.                                     4,098                           217,716
  General Dynamics Corp.                           255                            22,089
  Lockheed Martin Corp.                            790                            77,074
  Northrop Grumman Corp.                           273                            30,781
  Raytheon Co.                                     964                            53,924
  United Technologies Corp.                        965                            72,315

                                                                                 569,708

Agriculture (0.1%)
  Pioneer Hi-Bred International, Inc.              275                            28,084

Airlines (0.3%)
  AMR Corp. Delaware <F2>                          373                            45,203
  Delta Air Lines, Inc.                            301                            33,543
  Southwest Airlines Co.                           891                            21,774
  U.S. Airways Group, Inc. <F2>                    353                            19,459

                                                                                 119,979

Aluminum (0.2%)
  Alcan Aluminum Ltd.                              927                            24,971
  Aluminum Co. of America                          709                            47,681
  Reynolds Metal Co.                               299                            17,024

                                                                                  89,676

Apparel (0.0%)
  Reebok International Ltd. <F2>                   231                             9,081

Apparel--Footwear (0.3%)
  Fruit of the Loom, Inc., Class A <F2>            301                             7,017
  Liz Claiborne, Inc.                              288                            14,472
  Nike, Inc., Class B                            1,179                            57,402
  VF Corp.                                         520                            24,018

                                                                                 102,909

Automobiles (1.3%)
  Chrysler Corp.                                 2,762                            94,771
  Ford Motor Co.                                 4,889                           210,227
  General Motors Corp.                           2,984                           182,024
  Navistar International Corp. <F2>                300                             6,600
  PACCAR, Inc.                                     317                            17,435

                                                                                 511,057

Automotive Parts (0.3%)
  Cummins Engine Co., Inc.                         156                            10,043
  Dana Corp.                                       422                            19,729
  Echlin, Inc.                                     255                             8,080
  Genuine Parts Co.                                735                            23,520
  ITT Industries, Inc.                             485                            15,399
  TRW, Inc.                                        508                            28,828

                                                                                 105,599

Banks (4.8%)
  Banc One Corp.                                 2,386                           122,581
  Bank of New York Co.                           1,554                            83,528
  BankAmerica Corp.                              2,859                           208,706
  Bankers Trust New York Corp.                     407                            48,255
  Barnett Banks, Inc.                              811                            57,074
  Chase Manhattan Corp.                          1,734                           188,356
  Comerica, Inc.                                   431                            36,716
  First Chicago NBD Corp.                        1,211                            94,761
  First Union Corp.                              2,299                           112,076
  Huntington Bancshares, Inc.                      778                            26,452
  J.P. Morgan & Co., Inc.                          733                            83,699
  KeyCorp                                          889                            59,952
  MBNA Corp.                                     2,046                            54,347
  Mellon Bank Corp.                              1,030                            58,388
  National City Corp.                              882                            58,874
  NationsBank Corp.                              2,915                           175,082
  Norwest Corp.                                  3,066                           114,783
  PNC Bank Corp.                                 1,257                            67,642
  Republic New York Corp.                          222                            24,143
  SunTrust Banks, Inc.                             876                            62,196
  Synovus Financial Corp.                          349                            11,146
  Wachovia Corp.                                   687                            52,899
  Wells Fargo & Co.                                364                           111,839

                                                                               1,913,495

Banks--Money Centers Regional (1.4%)
  BankBoston Corp.                                 599                            53,386
  Citicorp                                       1,876                           225,003
  CoreStates Financial Corp.                       829                            64,092
  Fleet Financial Group, Inc.                    1,024                            67,648
  State Street Corp.                               656                            39,032
  U.S. Bancorp                                     999                           107,455

                                                                                 556,616

Banks--Outside Money Center (0.2%)
  Fifth Third Bancorp                              631                            44,485
  Providian Financial Corp.                        383                            16,876

                                                                                  61,361

Beverages (2.6%)
  Anheuser-Busch Cos., Inc.                      2,014                            86,980
  Brown-Forman Corp., Class B                      281                            14,436
  Coca-Cola Co.                                 10,153                           634,562
  Coors (Adolph) Co.                               153                             5,508
  PepsiCo, Inc.                                  6,265                           231,022
  Seagram Co. Ltd.                               1,513                            48,889

                                                                               1,021,397

Broadcasting/Cable (0.1%)
  Tele-Communications, Inc.,
    Class A <F2>                                 1,789                            40,979

Brokerage Services (0.7%)
  Merrill Lynch & Co., Inc.                      1,352                            94,894
  Morgan Stanley, Dean, Witter,
    Discover & Co.                               2,403                           130,512
  Schwab (Charles) Corp.                         1,082                            41,725

                                                                                 267,131

Building Materials (0.2%)
  Armstrong World Industries, Inc.                 167                            11,513
  Centex Corp.                                     118                             7,478
  Fleetwood Enterprises, Inc.                      146                             5,210
  Kaufman & Broad Home Corp.                       158                             3,427
  Masco Corp.                                      675                            31,809
  Pulte Corp.                                       85                             3,448

                                                                                  62,885

Chemicals--General (1.9%)
  Air Products & Chemicals, Inc.                   448                            34,356
  Dow Chemical Co.                                 934                            92,233
  E.I. Du Pont de Nemours Co.                    4,629                           280,343
  Eastman Chemical Co.                             320                            19,320
  Englehard Corp.                                  589                            10,492
  FMC Corp. <F2>                                   152                            11,106
  Great Lakes Chemical Corp.                       244                            10,950
  Hercules, Inc.                                   409                            19,862
  Mallinckrodt, Inc.                               300                            11,100
  Monsanto Co.                                   2,413                           105,417
  Nalco Chemical Co.                               273                            10,596
  PPG Industries, Inc.                             735                            42,584
  Praxair, Inc.                                    644                            28,296
  Rohm & Haas Co.                                  253                            23,260
  Sigma-Aldrich Corp.                              409                            14,775
  Union Carbide Corp.                              511                            22,548
  W.R. Grace & Co.                                 296                            21,534

                                                                                 758,772

Chemicals--Specialty (0.1%)
  Millipore Corp.                                  179                             6,936
  Morton International, Inc.                       572                            19,484

                                                                                  26,420

Commercial Services (0.4%)
  Automatic Data Processing, Inc.                1,195                            67,219
  CUC International, Inc. <F2>                   1,676                            48,185
  Ecolab, Inc.                                     265                            13,515
  Federal Express Corp. <F2>                       467                            31,318

                                                                                 160,237

Computers & Peripherals (4.0%)
  3Com Corp. <F2>                                1,410                            51,113
  Apple Computer, Inc. <F2>                        517                             9,177
  Bay Networks, Inc. <F2>                          874                            26,275
  Cabletron Systems, Inc. <F2>                     645                            14,835
  Cisco Systems, Inc. <F2>                       2,739                           236,239
  Compaq Computer Corp. <F2>                     3,094                           193,182
  Computer Sciences Corp. <F2>                     313                            24,786
  Data General Corp. <F2>                          195                             3,498
  Dell Computer, Inc. <F2>                       1,354                           113,990
  Digital Equipment Corp. <F2>                     623                            30,683
  EMC Corp. <F2>                                 2,010                            60,928
  Hewlett-Packard Co.                            4,258                           260,003
  International Business
    Machines Corp.                               4,021                           440,550
  Seagate Technology, Inc. <F2>                  1,001                            22,710
  Silicon Graphics, Inc. <F2>                      722                             9,476
  Sun Microsystems, Inc. <F2>                    1,506                            54,216
  Unisys Corp. <F2>                                713                            10,205

                                                                               1,561,866

Conglomerates (1.0%)
  Corning, Inc.                                    944                            40,061
  Crane Co.                                        188                             7,920
  Minnesota Mining &
    Manufacturing Co.                            1,699                           165,545
  National Service Industries, Inc.                184                             8,614
  Tenneco, Inc.                                    698                            30,232
  Textron, Inc.                                    673                            39,791
  Westinghouse Electric Corp. <F2>               2,901                            87,030
  Whitman Corp.                                    415                            10,920

                                                                                 390,113

Construction (0.0%)
  Fluor Corp.                                      343                            12,327
  Foster Wheeler Corp.                             165                             5,084

                                                                                  17,411

Consumer Products (1.5%)
  American Greetings Corp., Class A                306                            11,246
  Clorox Co.                                       422                             2,758
  Colgate-Palmolive Co.                          1,211                            80,910
  Jostens, Inc.                                    158                             3,792
  Newell Co.                                       649                            26,487
  Procter & Gamble Co.                           5,526                           421,702

                                                                                 576,895

Containers (0.2%)
  Ball Corp.                                       123                             4,736
  Bemis, Inc.                                      216                             9,099
  Crown Cork & Seal, Inc.                          524                            25,577
  Owens Corning                                    217                             7,975
  Owens-Illinois, Inc. <F2>                        574                            19,444
  Rubbermaid, Inc.                                 613                            14,865
  Stone Container Corp.                            405                             5,063
  Tupperware Corp.                                 251                             5,993

                                                                                  92,752

Cosmetics & Related (0.7%)
  Alberto Culver Co.                               228                             7,111
  Avon Products, Inc.                              540                            31,219
  Gillette Co.                                   2,291                           211,487
  International Flavor &
    Fragance, Inc.                                 446                            21,492

                                                                                 271,309

Diversified (0.2%)
  Tyco International Ltd.                        2,180                            85,565

Electrical Equipment (2.9%)
  Emerson Electric Co.                           1,817                            99,935
  General Electric Co.                          13,403                           988,472
  Johnson Controls, Inc.                           342                            15,668
  Thomas & Betts Corp.                             222                            10,073
  W.W. Grainger, Inc.                              210                            19,661

                                                                               1,133,809

Electronic & Electrical--General (1.2%)
  Advanced Micro Devices, Inc. <F2>                573                            12,499
  AMP, Inc.                                        896                            38,920
  Andrew Corp. <F2>                                371                             9,832
  EG&G, Inc.                                       187                             3,670
  General Signal Corp.                             205                             8,367
  Harris Corp.                                     326                            15,465
  Honeywell, Inc.                                  519                            33,995
  KLA-Tencor Corp. <F2>                            342                            13,253
  Motorola, Inc.                                 2,436                           153,163
  National Semiconductor Corp. <F2>                683                            22,624
  Rockwell International Corp.                     856                            41,729
  Tandy Corp.                                      442                            19,006
  Tektronix, Inc.                                  204                             8,555
  Texas Instruments, Inc.                        1,562                            76,928

                                                                                 458,006

Entertainment (1.0%)
  Brunswick Corp.                                  405                            13,542
  Harrah's Entertainment, Inc. <F2>                418                             8,386
  Hasbro, Inc.                                     520                            15,113
  King World Productions, Inc. <F2>                152                             8,265
  Loews Corp.                                      469                            49,773
  Viacom, Inc., Class B <F2>                     1,439                            50,365
  Walt Disney Co.                                2,763                           262,312

                                                                                 407,756

Financial & Insurance (0.1%)
  MBIA, Inc.                                       358                            22,509

Financial Services (2.8%)
  American Express Co.                           1,919                           151,361
  American General Corp.                         1,016                            54,737
  Beneficial Corp.                                 219                            17,000
  Countrywide Credit Industries, Inc.              438                            17,931
  Equifax, Inc.                                    617                            21,055
  Federal Home Loan
    Mortgage Corp.                               2,845                           117,356
  Federal National Mortgage Assoc.               4,343                           229,365
  First Data Corp.                               1,817                            51,444
  Golden West Financial Corp.,
    Delaware                                       234                            20,972
  Green Tree Financial Corp.                       554                            16,966
  H.F. Ahmanson & Co.                              399                            23,741
  Household International, Inc.                    435                            54,810
  TransAmerica Corp.                               260                            28,226
  Travelers Group, Inc.                          4,685                           236,592
  Washington Mutual, Inc.                        1,025                            70,853

                                                                               1,112,409

Food Distributors (0.5%)
  Albertsons, Inc.                               1,006                            44,640
  American Stores Co.                            1,115                            22,091
  Fleming Cos., Inc.                               154                             2,560
  Giant Food, Inc., Class A                        245                             8,269
  Great Atlantic & Pacific Tea, Inc.               156                             4,817
  Kroger Co. <F2>                                1,037                            35,711
  SUPERVALU, Inc.                                  245                             9,632
  Sysco Corp.                                      712                            31,729
  Winn-Dixie Stores, Inc.                          608                            24,586

                                                                                 184,035

Food Processing & Packaging (1.9%)
  Archer-Daniels-Midland Co.                     2,292                            48,992
  Campbell Soup Co.                              1,883                           105,449
  ConAgra, Inc.                                  1,946                            69,934
  CPC International, Inc.                          585                            60,474
  General Mills, Inc.                              657                            48,618
  H.J. Heinz Co.                                 1,511                            75,644
  Hershey Foods Corp.                              586                            35,966
  Kellogg Co.                                    1,694                            78,559
  Quaker Oats Co.                                  557                            29,521
  Ralston-Ralston Purina Group                     435                            40,455
  Sara Lee Corp.                                 1,966                           103,952
  Wm. Wrigley Jr. Co.                              474                            37,505

                                                                                 735,069

Forest Products--Lumber & Paper (1.0%)
  Boise Cascade Corp.                              227                             7,647
  Champion International Corp.                     390                            20,889
  Fort James Corp.                                 773                            30,244
  Georgia Pacific Corp.                            374                            31,930
  International Paper Co.                        1,237                            58,680
  Kimberly-Clark Corp.                           2,282                           118,806
  Louisiana Pacific Corp.                          446                             9,004
  Mead Corp.                                       214                            13,816
  Potlatch Corp.                                   118                             5,738
  Temple-Inland, Inc.                              233                            13,310
  Union Camp Corp.                                 283                            16,998
  Westvaco Corp.                                   416                            13,572
  Weyerhauser Co.                                  811                            42,831
  Willamette Industries, Inc.                      452                            15,877

                                                                                 399,342

Funeral Services (0.1%)
  Service Corp. International                    1,029                            37,623

Health Care (0.2%)
  Columbia/HCA Healthcare Corp.                  2,678                            79,001
  Humana, Inc. <F2>                                668                            14,821

                                                                                  93,822

Heavy Machinery (0.5%)
  Case Corp.                                       304                            18,848
  Caterpillar Tractor, Inc.                      1,542                            73,919
  Deere & Co.                                    1,032                            56,567
  Harnischfeger Industries, Inc.                   201                             7,676
  Ingersoll Rand Co.                               678                            27,713
  McDermott International, Inc.                    225                             7,088

                                                                                 191,811

Hotels & Motels (0.4%)
  HFS, Inc. <F2>                                   646                            44,331
  Hilton Hotels Corp.                            1,019                            31,716
  ITT Corp. <F2>                                   475                            36,041
  Marriott International, Inc.                     518                            37,523
  Mirage Resorts, Inc. <F2>                        732                            17,385

                                                                                 166,996

Household Goods--Appliances,
Furnishings & Electronics (0.1%)
  Maytag Corp.                                     399                            12,893
  Whirlpool Corp.                                  304                            16,663

                                                                                  29,556

Industrial Goods & Services (0.1%)
  Aeroquip-Vickers Inc.                            114                             5,821
  Dover Corp.                                      457                            30,647
  UNOVA, Inc. <F2>                                 220                             3,713

                                                                                  40,181

Insurance--Life (0.1%)
  Jefferson Pilot Corp.                            289                            22,054

Insurance--Multi-Line (2.3%)
  Aetna, Inc.                                      616                            46,431
  Allstate Corp.                                 1,781                           152,942
  American International
    Group, Inc.                                  2,872                           289,533
  Aon Corp.                                        680                            35,998
  CIGNA Corp.                                      302                            50,510
  Conseco Inc.                                     769                            35,807
  General Re Corp.                                 330                            65,504
  Hartford Financial Services
  Group, Inc.                                      482                            40,368
  Lincoln National Corp.                           420                            29,978
  Marsh & McLennan Cos., Inc.                      690                            51,362
  MGIC Investment Corp.                            467                            27,290
  Safeco Corp.                                     578                            28,250
  SunAmerica, Inc.                                 798                            32,319
  Torchmark Corp.                                  569                            23,222
  USF&G Corp.                                      451                             9,105

                                                                                 918,619

Insurance--Property, Casualty, Health (0.3%)
  Chubb Corp.                                      712                            50,508
  Progressive Corp.                                295                            30,090
  St. Paul Cos., Inc.                              342                            27,360
  UNUM Corp.                                       570                            27,039

                                                                                 134,997

Investment Company (0.0%)
  Telecommunications-
    TCI Ventures Group, Class A (b)                799                            18,077

Machine Tools (0.0%)
  Cincinnati Milacron, Inc.                        163                             4,819

Manufacturing--Capital Goods (0.2%)
  Cooper Industries, Inc.                          500                            25,813
  Illinois Tool Works, Inc.                      1,017                            55,744

                                                                                  81,557

Manufacturing--Consumer Goods (0.2%)
  Eaton Corp.                                      315                            29,748
  Mattel, Inc.                                   1,189                            47,634

                                                                                  77,382

Manufacturing--Miscellaneous (0.5%)
  Briggs & Stratton Corp.                          104                             5,317
  NACCO Industries, Inc.                            33                             3,593
  Pall Corp.                                       517                            10,922
  Thermo Electron Corp. <F2>                       613                            22,566
  Unilever N.V.                                  2,612                           151,659
  Western Atlas, Inc. <F2>                         220                            15,304

                                                                                 209,361

Medical Services (0.4%)
  Beverly Enterprises, Inc. <F2>                   450                             7,650
  HEALTHSOUTH Corp. <F2>                         1,813                            47,590
  Manor Care, Inc.                                 259                             9,130
  Tenet Healthcare Corp. <F2>                    1,240                            39,293
  United Healthcare Corp.                          767                            39,932

                                                                                 143,595

Medical Supplies (0.8%)
  Alza Corp., Class A <F2>                         347                             9,261
  Bausch & Lomb, Inc.                              227                             8,995
  Baxter International, Inc.                     1,144                            57,915
  Becton Dickinson & Co.                           499                            25,730
  Biomet, Inc.                                     454                            10,839
  Boston Scientific Corp. <F2>                     794                            35,879
  C.R. Bard, Inc.                                  233                             6,975
  Guidant Corp.                                    607                            39,000
  Medtronic, Inc.                                1,914                            91,393
  St. Jude Medical, Inc. <F2>                      373                            11,050
  United States Surgical Corp.                     299                             7,886

                                                                                 304,923

Medical--Wholesale Drug Distribution (0.1%)
  Cardinal Health, Inc.                            443                            33,557

Metals--Fabrication (0.1%)
  Phelps Dodge Corp.                               252                            16,695
  Timken Co.                                       256                             9,072

                                                                                  25,767

Mining (0.1%)
  Asarco, Inc.                                     176                             4,378
  Cyprus Amax Minerals Co.                         381                             6,977
  Inco Ltd.                                        680                            12,963

                                                                                  24,318

Newspapers (0.5%)
  Dow Jones & Co., Inc.                            390                            19,719
  Gannett Co., Inc.                              1,156                            67,121
  Knight-Ridder, Inc.                              359                            17,995
  New York Times Co., Class A                      390                            23,156
  Times Mirror Co., Class A                        390                            23,156
  Tribune Co.                                      501                            28,244

                                                                                 179,391

Office Equipment & Supplies
(Non-Computer Related) (0.5%)
  Avery Dennison Corp.                             422                            17,671
  Deluxe Corp.                                     336                            11,865
  IKON Office Solutions, Inc.                      541                            16,467
  Moore Corp. Ltd.                                 360                             5,603
  Pitney Bowes, Inc.                               594                            49,933
  Xerox Corp.                                    1,331                           103,402

                                                                                 204,941

Oil & Gas Exploration,
Production & Services (1.0%)
  Amerada Hess Corp.                               378                            21,168
  Anadarko Petroleum Corp.                         244                            15,860
  Apache Corp.                                     369                            13,561
  Ashland, Inc.                                    304                            14,193
  Burlington Resource, Inc.                        722                            32,107
  Coastal Corp.                                    432                            25,299
  Columbia Gas System, Inc.                        226                            16,442
  Helmerich & Payne, Inc.                          101                             7,682
  Kerr-McGee Corp.                                 195                            12,931
  Occidental Petroleum Corp.                     1,356                            40,255
  Oneok Inc.                                       114                             4,261
  Oryx Energy Co. <F2>                             430                            11,610
  Pennzoil Co.                                     192                            12,792
  Rowan Cos., Inc. <F2>                            351                            11,934
  Sonat, Inc.                                      351                            15,290
  Sun Co., Inc.                                    297                            12,010
  Union Pacific Resources
    Group, Inc.                                  1,036                            25,771
  Unocal Corp.                                   1,011                            40,250
  USX--Marathon Group                            1,175                            40,244
  Williams Cos., Inc.                              647                            34,574

                                                                                 408,234

Oil-Integrated Companies (5.0%)
  Amoco Corp.                                    2,014                           181,260
  Atlantic Richfield Co.                         1,314                           107,091
  Chevron Corp.                                  2,679                           214,822
  Exxon Corp.                                   10,129                           617,870
  Mobil Corp.                                    3,215                           231,279
  Phillips Petroleum Co.                         1,076                            52,119
  Royal Dutch Petroleum Co.,
    New York Shares                              8,778                           462,491
  Texaco, Inc.                                   2,154                           121,701

                                                                               1,988,633

Oilfield Services & Equipment (0.8%)
  Baker Hughes, Inc.                               690                            28,894
  Dresser Industries, Inc.                         719                            26,873
  Halliburton Co.                                1,032                            55,664
  Parker-Hannifin Corp.                            457                            20,337
  Schlumberger, Ltd.                             2,026                           166,764

                                                                                 298,532

Paint, Varnishes, Enamels (0.1%)
  Sherwin-Williams Co.                             704                            20,108

Pharmaceuticals (7.0%)
  Abbott Laboratories                            3,154                           205,010
  Allergan, Inc.                                   267                             9,045
  American Home Products Corp.                   2,655                           185,518
  Amgen, Inc. <F2>                               1,081                            55,266
  Bristol-Myers Squibb Co.                       4,079                           381,896
  Cognizant Corp.                                  672                            28,812
  Crescendo
    Pharmaceuticals Corp. <F2>                      17                               194
  Eli Lilly & Co.                                4,554                           287,187
  Johnson & Johnson                              5,447                           342,821
  Merck & Co., Inc.                              4,944                           467,517
  Pfizer, Inc.                                   5,291                           384,920
  Pharmacia & Upjohn, Inc.                       2,077                            70,099
  Schering-Plough Corp.                          2,999                           188,000
  Warner-Lambert Co.                             1,108                           154,982

                                                                               2,761,267

Photography (0.2%)
  Eastman Kodak Co.                              1,334                            80,874
  Polaroid Corp.                                   184                             7,820

                                                                                  88,694

Pollution Control Services & Equipment (0.2%)
  Browning-Ferris Industries, Inc.                 803                            28,657
  Safety-Kleen Corp.                               238                             6,605
  Waste Management, Inc.                         1,855                            45,679

                                                                                  80,941

Precision Instruments & Related (0.0%)
  Perkin-Elmer Corp.                               180                            12,521

Primary Metal & Mineral Production (0.2%)
  Barrick Gold Corp.                             1,522                            25,207
  Battle Mountain Gold Co.                         938                             4,749
  Echo Bay Mines Ltd.                              569                             1,316
  Freeport-McMoRan Copper
    & Gold, Inc., Class B                          817                            17,106
  Homestake Mining Co.                             602                             6,321
  Inland Steel Industries, Inc.                    200                             3,825
  Newmont Mining Corp.                             637                            19,150
  Placer Dome, Inc.                                980                            12,005

                                                                                  89,679

Publishing (0.5%)
  Dun & Bradstreet Corp.                           698                            19,544
  John H. Harland Co.                              126                             2,607
  McGraw-Hill Cos., Inc.                           408                            27,923
  Meredith Corp.                                   218                             7,603
  R.R. Donnelley & Sons Co.                        597                            21,044
  Time Warner, Inc.                              2,291                           133,450

                                                                                 212,171

Radio & Television (0.3%)
  Clear Channel
    Communications, Inc. <F2>                      401                            27,168
  Comcast Corp., Class A
    Special Shares                               1,427                            39,956
  U.S. West Media Group <F2>                     2,482                            65,928

                                                                                 133,052

Railroads (0.5%)
  Burlington Northern Santa Fe                     637                            58,286
  CSX Corp.                                        889                            46,506
  Norfolk Southern Corp.                         1,536                            48,864
  Union Pacific Corp.                            1,008                            60,479

                                                                                 214,135

Restaurants (0.4%)
  Darden Restaurants, Inc.                         625                             7,422
  McDonald's Corp.                               2,814                           136,479
  Tricon Global Restaurants, Inc. <F2>             626                            21,167
  Wendy's International, Inc.                      536                            11,256

                                                                                 176,324

Retail (1.3%)
  Costco Cos., Inc. <F2>                           870                            38,552
  Dayton Hudson Corp.                              886                            58,863
  K-Mart Corp. <F2>                              1,992                            25,025
  Wal-Mart Stores, Inc.                          9,270                           370,220
  Woolworth Corp. <F2>                             550                            11,894

                                                                                 504,554

Retail--Department Stores (0.7%)
  Dillard's, Inc., Class A                         463                            16,928
  Federated Department
    Stores, Inc. <F2>                              856                            39,002
  Harcourt General, Inc.                           289                            15,823
  J.C. Penney Co., Inc.                          1,019                            65,471
  May Department Stores Co.                        952                            51,170
  Mercantile Stores Co., Inc.                      150                             9,694
  Nordstrom, Inc.                                  322                            18,998
  Sears, Roebuck & Co.                           1,600                            73,299

                                                                                 290,385

Retail--Drug Stores (0.4%)
  CVS Corp.                                        703                            46,662
  Longs Drug Stores Corp.                          159                             4,651
  Rite Aid Corp.                                   501                            32,941
  Walgreen Co.                                   2,009                            64,664

                                                                                 148,918

Retail--Specialty Stores (1.0%)
  AutoZone, Inc. <F2>                              616                            18,480
  Charming Shoppes, Inc. <F2>                      431                             2,115
  Circuit City Stores, Inc.                        400                            13,125
  Gap, Inc.                                      1,098                            58,949
  Home Depot, Inc.                               2,988                           167,141
  Limited, Inc.                                  1,108                            26,661
  Lowe's Cos., Inc.                                707                            32,478
  Pep Boys--Manny, Moe & Jack                       258                             6,482
  TJX Cos., Inc.                                   668                            23,046
  Toys "R" Us, Inc. <F2>                         1,166                            39,790

                                                                                 388,267

Rubber & Rubber Products (0.1%)
  Cooper Tire & Rubber Co.                         321                             7,182
  Goodyear Tire & Rubber Co.                       637                            38,658

                                                                                  45,840

Semiconductors (1.5%)
  Applied Materials, Inc.<F2>                    1,480                            48,840
  Intel Corp.                                    6,683                           518,767
  LSI Logic Corp. <F2>                             578                            13,439
  Micron Technology, Inc. <F2>                     858                            21,343

                                                                                 602,389

Software & Computer Services (2.7%)
  Adobe Systems, Inc.                              293                            12,306
  Autodesk, Inc.                                   195                             7,495
  Ceridian Corp. <F2>                              329                            14,435
  Computer Associates
    International, Inc.                          2,226                           115,891
  HBO & Co                                         810                            36,349
  Microsoft Corp. <F2>                           4,905                           694,058
  Novell, Inc. <F2>                              1,429                            13,218
  Oracle Corp. <F2>                              4,010                           133,583
  Parametric Technology Corp. <F2>                 521                            26,343
  Shared Medical Systems Corp.                     101                             6,464
  Siebel Systems Inc. <F2>                           1                                41

                                                                               1,060,183

Steel (0.2%)
  Allegheny Teledyne, Inc.                         718                            18,488
  Armco, Inc. <F2>                                 437                             2,322
  Bethlehem Steel Corp. <F2>                       458                             4,695
  Nucor Corp.                                      360                            18,000
  USX-U.S. Steel Group, Inc.                       350                            10,959
  Worthington Industries, Inc.                     395                             7,159

                                                                                  61,623

Tax Return Preparation (0.0%)
  H&R Block, Inc.                                  426                            17,466

Telecommunications (1.0%)
  Alltel Corp.                                     761                            30,250
  DSC Communications Corp. <F2>                    479                            10,807
  Frontier Corp.                                   670                            16,415
  Lucent Technologies, Inc.                      2,626                           210,408
  Northern Telecom Ltd.                          1,073                            96,369
  Scientific-Atlanta, Inc.                         316                             6,320
  Tellabs, Inc. <F2>                               737                            38,324

                                                                                 408,893

Telecommunications--Equipment (0.0%)
  NextLevel Systems, Inc. <F2>                     602                             7,977

Textile Manufacturing (0.0%)
  Russell Corp.                                    149                             4,554
  Springs Industries, Inc., Class A                 83                             4,186

                                                                                   8,740

Tobacco & Tobacco Products (1.2%)
  Fortune Brands, Inc.                             702                            25,404
  Philip Morris Cos., Inc.                       9,919                           431,477
  UST, Inc.                                        749                            23,125

                                                                                 480,006

Tools & Hardware Manufacturing (0.1%)
  Black & Decker Corp.                             385                            14,149
  Snap-On Tools, Inc.                              248                            10,897
  Stanley Works                                    364                            16,038

                                                                                  41,084

Transportation Leasing & Trucking (0.0%)
  Caliber System, Inc.                             159                             8,497
  Ryder Systems, Inc.                              313                            11,365

                                                                                  19,862

Transportation Services (0.0%)
  Laidlaw, Inc.                                  1,345                            17,485

Utilities--Electric (1.9%)
  American Electric Power Co.                      771                            38,213
  Carolina Power & Light Co.                       617                            23,060
  Central & South West Corp.                       866                            21,650
  CINergy Corp.                                    643                            22,907
  Consolidated Edison Co. of
    New York, Inc.                                 959                            36,202
  Detroit Edison Co.                               592                            19,425
  Dominion Resources, Inc.                         760                            29,545
  Duke Power Co.                                 1,473                            76,595
  Edison International                           1,626                            43,597
  Entergy Corp                                     987                            25,662
  FirstEnergy Corp. <F2>                           957                            25,839
  FPL Group, Inc.                                  744                            41,618
  Houston Industries, Inc.                       1,168                            27,667
  Niagara Mohawk Power Corp. <F2>                  590                             5,642
  Northern States Power Co.
    Minnesota                                      301                            16,517
  PacifiCorp                                     1,208                            28,162
  Peco Energy Co.                                  908                            22,076
  PG&E Corp.                                     1,795                            50,709
  PP&L Resources, Inc.                             671                            15,769
  Public Service Enterprise Group                  947                            27,641
  Raychem Corp.                                    178                            16,832
  Southern Co.                                   2,803                            67,271
  Texas Utilities Co.                              983                            39,320
  Unicom Corp.                                     883                            25,717
  Union Electric Co.                               417                            16,602

                                                                                 764,238

Utilities--Electric & Gas (0.1%)
  Baltimore Gas & Electric Co.                     602                            18,474
  GPU, Inc.                                        493                            19,473

                                                                                  37,947

Utilities--Natural Gas (0.3%)
  Consolidated Natural Gas Co.                     388                            23,426
  Eastern Enterprises                               83                             3,341
  Enron Corp.                                    1,252                            48,515
  NICOR, Inc.                                      200                             8,050
  Pacific Enterprises                              341                            12,063
  Peoples Energy Corp.                             143                             5,237

                                                                                 100,632

Utilities--Telecommunications (5.2%)
  AirTouch Communications, Inc. <F2>             2,061                            80,894
  Ameritech Corp.                                2,250                           173,391
  AT&T Corp.                                     6,650                           371,568
  Bell Atlantic Corp.                            3,178                           283,636
  BellSouth Corp.                                4,058                           222,176
  GTE Corp.                                      3,914                           197,902
  MCI Telecommunications Corp.                   2,832                           124,431
  SBC Communications, Inc.                       3,741                           272,392
  Sprint Corp.                                   1,758                           102,953
  U.S. West Communications Group                 1,956                            88,387
  WorldCom, Inc. <F2>                            3,692                           118,144

                                                                               2,035,874

  Total Common Stocks
    (Cost $25,229,435)                                                        30,348,441

U.S. TREASURY BILLS (1.1%)
  12/18/97                                    $450,000                           448,911

  Total U.S. Treasury Bills
    (Cost $448,945)                                                              448,911

Total Investments
  (Cost $34,355,037) <F1>                         99.9%                       39,474,009
Other assets in excess of liabilities              0.1%                           23,539

TOTAL NET ASSETS                                 100.0%                      $39,497,548

SECURITY DESCRIPTION                          NUMBER OF CONTRACTS            VALUE

FUTURES CONTRACTS  (21.8%)
S&P 500 Index, face amount
  $8,430,393, expiring
  December 1997                                  36                          $ 8,594,100

Total Futures Contracts
  (Cost $8,430,393)                                                          $ 8,594,100

<F1> Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation            $5,783,042
     Unrealized depreciation              (664,070)

Net unrealized appreciation             $5,118,972

<F2> Non-income producing securities.
<F3> Collateral for futures contracts.

See accompanying Notes to Financial Statements

                                                                           November 30, 1997

KEY STOCK INDEX FUND
Statement of Assets and Liabilities
ASSETS
  Investments, at value (Cost $34,355,037)                                       $39,474,009
  Cash                                                                                 5,485
  Interest and dividends receivable                                                   58,205
  Receivable from affiliates                                                          22,419
  Unamortized organization costs                                                      23,099
  Prepaid expenses and other assets                                                    4,367

        Total Assets                                                              39,587,584

LIABILITIES
  Payable to brokers for investments purchased                                        11,164
  Payable for organization costs                                                      30,000
  Net payable for variation margin on futures contracts                                  900
  Accrued expenses and other payables
    Transfer agent fees                                                                5,485
    Custodian fees                                                                    18,037
    Legal fees                                                                         6,251
    Audit fees                                                                        18,199

        Total Liabilities                                                             90,036

  NET ASSETS--Applicable to 2,861,069 shares of
    capital stock outstanding                                                    $39,497,548

NET ASSETS
  Shares of Capital Stock, $0.01 par value                                            28,611
  Paid in Capital                                                                 32,207,989
  Accumulated undistributed net investment income                                    421,973
  Net unrealized appreciation/depreciation from investments and futures            5,282,679
  Accumulated undistributed net realized gains from investment transactions        1,556,296

NET ASSETS                                                                       $39,497,548

NET ASSET VALUE--OFFERING AND REDEMPTION PRICE PER SHARE                         $     13.81

See accompanying Notes to Financial Statements

                                                        For the Year Ended November 30, 1997
KEY STOCK INDEX FUND
Statement of Operations
INVESTMENT INCOME
  Interest income                                                       $  398,070
  Dividend income                                                          362,470
  Foreign taxes withheld                                                    (2,192)

        Total Income                                                       758,348

EXPENSES
  Investment advisory fees                                                  27,585
  Administration fees                                                       41,378
  Custodian fees                                                            66,574
  Accounting fees                                                           76,279
  Legal fees                                                                36,557
  Audit fees                                                                21,805
  Directors fees and expenses                                                3,886
  Transfer agent fees                                                       15,638
  Registration and filing fees                                              26,657
  Printing costs                                                            10,279
  Amorization of organization costs                                          6,787
  Other expenses                                                             3,581

        Total expenses before expense waivers and reimbursements           337,006
Less: Fee waivers                                                          (73,928)
Less: Expense reimbursements                                              (263,078)

        Net Expenses                                                            --

NET INVESTMENT INCOME                                                      758,348

REALIZED/UNREALIZED GAINS(LOSSES) FROM INVESTMENTS
  Net realized gains from investment transactions                        1,939,791
  Net change in unrealized appreciation/depreciation from investments    3,942,262

        Net realized/unrealized gains from investments                   5,882,053

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                          $6,640,401

See accompanying Notes to Financial Statements

                                                    For the Years Ended November 30, 1997 and 1996<F1>
KEY STOCK INDEX FUND
Statement of Changes in Net Assets
                                                                             1997           1996
FROM INVESTMENT ACTIVITIES
  Operations:
    Net investment income                                                    $   758,348    $   122,759
    Net realized gains from investment transactions                            1,939,791         15,857
    Net change in unrealized appreciation/depreciation from investments        3,942,262      1,340,417

  Change in net assets resulting from operations                               6,640,401      1,479,033

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income                                                    (652,893)       (52,979)
  From net realized gains                                                       (152,614)            --

  Change in net assets from distributions to shareholders                       (805,507)       (52,979)

CAPITAL TRANSACTIONS
  Proceeds from shares issued                                                 24,113,857     18,614,362
  Dividends reinvested                                                           381,649         52,979
  Cost of shares redeemed                                                     (6,756,847)    (4,169,400)

  Change in net assets from capital transactions                              17,738,659     14,497,941

  Change in net assets                                                        23,573,553     15,923,995

NET ASSETS
  Beginning of period                                                         15,923,995             --

  End of period                                                              $39,497,548    $15,923,995

SHARE TRANSACTIONS
  Issued                                                                       1,960,464      1,822,175
  Reinvested                                                                      29,447          5,225
  Redeemed                                                                      (555,918)      (400,324)

  Change in shares                                                             1,433,993      1,427,076

<F1> For the period July 1, 1996 (commencement of operations) through November 30, 1996.

See accompanying Notes to Financial Statements

KEY STOCK INDEX FUND
Financial Highlights
                                                              Fiscal Year Ended November 30,
                                                           1997                        1996<F2>
NET ASSET VALUE, BEGINNING OF PERIOD                       $ 11.16                     $ 10.00

Investment Activities:
  Net investment income                                       0.32                        0.11
  Net realized and unrealized gains from investments          2.74                        1.11

        Total from Investment Activities                      3.06                        1.22

Distributions:
  Net investment income                                      (0.31)                      (0.06)
  Net realized gains                                         (0.10)                         --

        Total Distributions                                  (0.41)                      (0.06)

NET ASSET VALUE, END OF PERIOD                             $ 13.81                     $ 11.16

Total Return                                                 27.92%                      12.29%<F3>

RATIO/SUPPLEMENTARY DATA
Net Assets at end of period (000)                          $39,498                     $15,924
Ratio of expenses to average net assets                       0.00%                       0.00%<F4>
Ratio of net investment income to average net assets          2.75%                       3.33%<F4>
Ratio of expenses to average net assets<F1>                   1.22%                       3.27%<F4>
Ratio of net investment income to average net assets<F1>      1.53%                       0.06%<F4>
Portfolio Turnover                                            8.41%                       0.60%
Average Commission Rate                                    $0.0238                     $0.0166

<F1>  During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.
<F2>  For the period July 1, 1996 (commencement of operations) through November 30, 1996.
<F3>  Not annualized.
<F4>  Annualized.

See accompanying Notes to Financial Statements

                                         November 30, 1997
KEY STOCK INDEX FUND
Notes to Financial Statements

NOTE 1

Organization

Key Mutual Funds (collectively, the "Funds"and individually, a "Fund") were organized on May 26, 1983 under the name SBSF Funds, Inc., and are currently doing business under the name "Key Mutual Funds" (the "Company"). The Funds are registered under the Investment Company
Act of 1940, as amended, (the "1940 Act") as an open-end investment company established as a Maryland Corporation. The Funds are authorized to issue 25 billion shares of $.01 par value capital stock. The Funds presently offer shares of 8 active funds. Included in this report are the financial statements and financial highlights of the Key Stock Index Fund.

The investment objective of the Fund is to seek to provide long term capital appreciation by attempting to match the investment performance of the Standard & Poors' 500 Composite Stock Index (the "S&P 500 Index" or the "Index").* Under normal market conditions the Stock Index Fund will attempt to duplicate the capital performance and dividend income of the S&P 500 Index by investing primarily in stocks which compose the S&P 500 Index and secondarily in stock index futures, while minimizing transaction costs.

Reorganization

On December 2, 1997, the Board of Directors approved an agreement and plan of reorganization and liquidation ("the Plan") for the Key Mutual Funds. Under the Plan, the assets and liabilities of the Key Funds will be transferred to a newly established or currently operating Victory Portfolio as follows:

Key Mutual Funds                         The Victory Portfolios
KeyChoice Growth Fund                    LifeChoice Growth Investor Fund (new)
KeyChoice Moderate                       LifeChoice Moderate
  Growth Fund                              Investor Fund (new)
KeyChoice Income and                     LifeChoice Conservative
  Growth Fund                              Investor Fund (new)
SBSF Fund                                Victory Diversified Stock Fund
                                           --Class A Shares
SBSF Capital Growth Fund                 Victory Special Growth Fund
SBSF Convertible                         Victory Convertible Securities
  Securities Fund                          Fund (new)
Key Money Market                         Victory Federal Money Market
  Mutual Fund                              Fund--Investor Class (new)
Key Stock Index Fund                     Victory Stock Index Fund

Shares of the Victory Portfolios will be distributed to the Key Funds' shareholders in complete liquidation of each Key Fund. It is expected that the reorganization will be treated as a tax-free transaction to the shareholders of the Funds. A special Shareholder Meeting to approve the plan is currently expected to be held in March 1998. If the shareholders approve the merger and necessary regulatory approval is obtained, it is expected that the merger will take place in March 1998.

NOTE 2

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a) Securities Valuation

Securities traded on securities exchanges or the Nasdaq National Market are valued as of the close of regular trading of the New York Stock Exchange which is generally 4:00 p.m. (Eastern Time) on each business day of the Funds. Listed and unlisted securities for which such information is regularly reported are valued at the last sales price or, in the absence of sales, at the mean between the most recent bid and offer price. Listed debt securities and over-the-counter securities are valued at the mean between the most recent bid and offer price. Securities for which quotations are not readily available and any other assets are valued at fair value as determined in good faith under the general supervision of the Board of Directors. Money market instruments with maturities over sixty days are valued at market value, and those with maturities of sixty days or less are valued at amortized cost, which approximates market value. Investments in investment companies are valued at their respective net asset values as reported by such companies.

(b) Securities Transactions and Related Income

Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(c) Repurchase Agreements

The Fund may acquire repurchase agreements from financial institutions such as banks and broker-dealers which the Funds' investment adviser deems creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying Fund securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

(d) Futures Contracts

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right
(but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and /or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

(e) Securities Purchased on a When-Issued Basis

The Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby, involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time the Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintain cash and marketable securities at least equal in value to commitments for when-issued securities. Securities purchased on a when-issued basis do not earn income until settlement date.

(f) Securities Lending

The Fund may, from time to time, lend securities from their portfolio to broker-dealers, banks, financial institutions and institutional borrowers of securities approved by the Board. The Fund will limit its securities lending to 33 1/3% of its total asset. Key Trust Company of Ohio, N.A. ("Key Trust"), an affiliate of the Adviser, serves as the lending agent for the Company pursuant to a Securities Lending
Agency Agreement (the "Lending Agreement"). Under guidelines established by the Board of Trustees, Key Trust must maintain the loan collateral at all times in an amount equal to at least 102% of the current market value of the loaned securities in the form of cash or U.S. Government obligations, to secure the return of the loaned securities. Key Trust, at the direction of the Adviser, may invest the collateral in short-term debt instruments that the Adviser has determined present minimal credit risks. There is a risk of delay in receiving collateral or in receiving the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. By lending its securities, a Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government securities are used as collateral. Loans are subject to termination by the Fund or the borrower at any time. During the year ended November 30, 1997, the Fund did not loan any securities.

(g) Dividends to Shareholders

Dividends from net investment income are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

(h) Federal Income Taxes

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

(i) Other

Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to each Fund on the basis of relative net assets or other appropriate basis.

Costs incurred in connection with the organization of the Fund are being amortized on a straight-line basis over a period not to exceed sixty months from the date the Fund commenced operations.

NOTE 3

Purchases and Sales of Securities
Purchases and sales of securities (excluding short-term securities) for the period ended November 30, 1997 were as follows:

                               Purchases       Sales
Key Stock Index Fund           $17,602,219     $1,701,630

NOTE 4

Related Party Transactions

Investment advisory services are provided to the Funds by Key Asset Management Inc. ("the Adviser"), a wholly owned subsidiary of KeyBank National Association ("Key"), formerly Society National Bank, a wholly owned subsidiary of KeyCorp. On February 28, 1997, Key Asset Management
Inc. became the surviving corporation after the reorganization of four indirect investment adviser subsidiaries of KeyCorp, including
KeyCorp Mutual Fund Advisers Inc., Spears, Benzak, Salomon & Farrell,
Inc. ("SBSF"), Society Asset Management, Inc. and Applied Technology Investment, Inc. Pursuant to the terms of the reorganization, the subsidiaries identified above were merged into SBSF and SBSF then changed its name to Key Asset Management Inc. Under the terms of the investment advisory agreements, the Adviser is entitled to receive fees of 0.10% of the average daily net assets of the Fund. KeyTrust
Company of Ohio, N.A., a subsidiary of KeyCorp and an affiliate of the Adviser, serving as custodian for the Fund, received custodian fees in addition to reimbursement of actual out-of-pocket expenses incurred.

BISYS Fund Services (the "Administrator"), an indirect, wholly-owned subsidiary of The BISYS Group, Inc. ("BISYS") serves as the administrator and distributor to the Fund. Certain officers of the Fund are affiliated with BISYS. Such officers receive no direct payments or fees from the Fund for serving as officers.

Under the terms of the administration agreement, the Administrator's fee is computed at the annual rate of 0.25% of the first $50 million of average daily net assets and 0.15% of such average daily net assets in excess of $50 million.

BISYS Fund Services, Ohio Inc., an affiliate of BISYS, serves the
Fund as Mutual Fund Accountant. Under the terms of the Fund Accounting Agreement, the fee is based on a percentage of average daily net assets with a minimum monthly fee of $2,500.

Fees may be voluntarily reduced to assist the Fund in maintaining a competitive expense ratio.

Additional information regarding related party transactions is as follows for the year ended November 30, 1997:

                 Investment         Administration      Custodian
                 Advisory Fees      Fees                Fees             Reimbursements
                 Voluntarily        Voluntarily         Voluntarily      by the
                 Reduced            Reduced             Reduced          Distributor
                 $27,585            $41,378             $4,965           $263,078

NOTE 5

Federal Income Tax Information (Unaudited)

For the taxable year ended November 30, 1997, the percentage of income dividends paid by the Fund qualifying for the dividends received deduction available to corporations was 11.11%.

KEY STOCK INDEX FUND
Report of Independent Accountants

To the Board of Directors and Shareholders of Key Mutual Funds (SBSF Funds, Inc.):

We have audited the accompanying statement of assets and liabilities of the Key Stock Index Fund, including the schedule of portfolio investments, as of November 30, 1997, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Key Stock Index Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Key Stock Index Fund for the period ended November 30, 1996, were audited by other auditors, whose report dated January 15, 1997 expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation and verification by examination of securities owned as of November 30, 1997 by correspondence with the custodian and brokers or other auditing procedures where confirmations from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Key Stock Index Fund as of November 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended in conformity with generally accepted accounting principles.

COOPERS & LYBRAND, L.L.P.
Columbus, Ohio
January 16, 1998

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